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                                  EXHIBIT 21.1

                              LIST OF SUBSIDIARIES


Entity                                                    State of Incorporation
------                                                    ----------------------

Resource Properties, Inc.                                         Delaware
Resource Properties II, Inc.                                      Delaware
Resource Properties III, Inc.                                     Delaware
Resource Properties IV, Inc.                                      Delaware
Resource Properties V, Inc.                                       Delaware
Resource Properties VI, Inc.                                      Delaware
Resource Properties VII, Inc.                                     Delaware
Resource Properties VIII, Inc.                                    Delaware
Resource Properties IX, Inc.                                      Delaware
Resource Properties X, Inc.                                       Delaware
Resource Properties XI, Inc.                                      Delaware
Resource Properties XII, Inc.                                     Delaware
Resource Properties XIII, Inc.                                    Delaware
Resource Properties XIV, Inc.                                     Delaware
Resource Properties XV, Inc.                                      Delaware
Resource Properties XVI, Inc.                                     Delaware
Resource Properties XVII, Inc.                                    Delaware
Resource Properties XVIII, Inc.                                   Delaware
Resource Properties XIX, Inc.                                     Delaware
Resource Properties XX, Inc.                                      Delaware
Resource Properties XXI, Inc.                                     Delaware
Resource Properties XXII, Inc.                                    Delaware
Resource Properties XXIII, Inc.                                   Delaware
Resource Properties XXIV, Inc.                                    Delaware
Resource Properties XXV, Inc.                                     Delaware
Resource Properties XXVI, Inc.                                    Delaware
Resource Properties XXVII, Inc.                                   Delaware
Resource Properties XXVIII, Inc.                                  Delaware
Resource Properties XXIX, Inc.                                    Delaware
Resource Properties XXX, Inc.                                     Delaware
Resource Properties XXXI, Inc.                                    Delaware
Resource Properties XXXII, Inc.                                   Delaware
Resource Properties XXXIII, Inc.                                  Delaware
Resource Properties XXXIV, Inc.                                   Delaware
Resource Properties XXXV, Inc.                                    Delaware
Resource Properties XXXVI, Inc.                                   Delaware
Resource Properties XXXVII, Inc.                                  Delaware
Resource Properties XXXVIII, Inc.                                 Delaware
Resource Properties XXXIX, Inc.                                   Delaware


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Entity                                                    State of Incorporation
------                                                    ----------------------
Resource Properties XL, Inc.                                      Delaware
Resource Properties XLI, Inc.                                     Delaware
Resource Properties XLII, Inc.                                    Delaware
Resource Properties XLIII, Inc.                                   Delaware
Resource Properties XLIV, Inc.                                    Delaware
Resource Properties XLV, Inc.                                     Delaware
Resource Programs, Inc.                                           Delaware
Resource Commercial Mortgages, Inc.                               Delaware
Resource Energy, Inc.                                             Delaware
Resource Well Services, Inc.                                      Delaware
RAI Financial, Inc.                                               Delaware
RPI Mortgage Funding, Inc.                                        Delaware
Resource Financial Services, Inc.                                 Delaware
Resource Funding, Inc.                                            Delaware
Rancho Investments, Inc.                                          Delaware
Resource Leasing, Inc.                                            Delaware
Fidelity Leasing, Inc.                                            Pennsylvania
F.L. Partnership Management, Inc.                                 Delaware
F.L. Financial Services, Inc.                                     Delaware
St. Julien III Corp.                                              Pennsylvania
Fidelity Mortgage Funding, Inc.                                   Delaware
DAC Acquisition Corporation                                       Delaware
Bryn Mawr Resources, Inc.                                         Delaware
Bryn Mawr Energy Company                                          Pennsylvania
BMR Holdings, Inc.                                                Delaware
Bryn Mawr Properties Advisors, Inc.                               Pennsylvania
WS Mortgage Acquisition Corporation                               Delaware
Tri-Star Financial Services, Inc.                                 New Jersey
REI-NY, Inc.



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